UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 1, 2004



                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


Delaware                          001-32111        13-3692801
(State or other jurisdiction of   (Commission      (IRS Employer
incorporation or organization)    File Number)     Identification Number)

388 Greenwich Street, New York, New York                                10013
(Address of principal executive offices)                             (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act  (17CFR  240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01   Other Events.

            This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust for J.C. Penney Debentures.

            The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



Section 9-  Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

               (c)    Exhibits:

                  1. Trustee's Report with respect to the September 1, 2004 Distribution Date for the CorTS Trust for J.C. Penney Debentures



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                                   SIGNATURES




               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                By:  /s/ Mark C. Graham
                                                --------------------------------
                                                Name:   Mark C. Graham
                                                Title:     Authorized Signatory





















September 1, 2004

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EXHIBIT INDEX


Exhibit                                                                     Page

1     Trustee's Report with respect to the September 1, 2004  Distribution     5
      Date for the CorTS Trust for J.C. Penney Debentures


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                                         Exhibit  1

To the Holders of:
CorTS Trust for J.C. Penney Debentures
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:      220803100

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for J.C. Penney Debentures, hereby gives notice with respect to the Distribution Date of September 1, 2004 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

             Principal            Interest             Total Distribution
             $   0.000000         $  0.953125          $ 0.953125

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $100,000,000 aggregate principal amount of J.C. Penney Company, Inc. 7 5/8% Debentures due March 1, 2097 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 4,000,000 Certificates representing $100,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.